                                                                 Exhibit 10.17.6

               AMENDED AND RESTATED PLEDGE AGREEMENT (NEW JERSEY)

         THIS AMENDED AND RESTATED PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of October 22, 2003, is by and between AMERIGROUP CORPORATION (the "Pledgor") and BANK OF AMERICA, N.A., as collateral agent (in such capacity, the "Collateral Agent") for the holders of the Secured Obligations referenced below.

                               W I T N E S S E T H

         WHEREAS, a revolving credit facility (the "Existing Credit Facility") was established in favor of AMERIGROUP Corporation, a Delaware corporation (the "Borrower"), pursuant to the terms of that credit agreement dated as of December 14, 2001 (as amended or modified through the Closing Date, the "Existing Credit Agreement") among the Borrower, certain of its subsidiaries and affiliates identified therein, as guarantors, the lenders identified therein and Bank of America, N.A., as administrative agent thereunder; and

         WHEREAS, the Lenders have agreed to replace, refinance and increase the Existing Credit Facility pursuant to that Amended and Restated Credit Agreement dated as of the date hereof (as amended, modified, increased, extended, renewed or replaced, the "Credit Agreement") among the Borrower, the Guarantors identified therein, the Lenders party thereto and Bank of America, N.A., as Administrative Agent;

         WHEREAS, this Pledge Agreement is required under the terms of the Credit Agreement;

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Credit Agreement. In addition, the following terms, which are defined in the UCC as in effect in the State of New York on the date hereof, are used herein as so defined: Accession, Financial Asset, Proceeds and Security. As used herein:

                  "Pledged Collateral" has the meaning provided in Section 2 hereof.

                  "Pledged Shares" has the meaning provided in Section 2 hereof.

                  "Secured Obligations" means, without duplication, (i) all advances to, and debts, liabilities, obligations, covenants and duties of, any Credit Party arising under any Credit Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party of any proceeding under any Debtor Relief Laws naming such Persons as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding,
         (ii) all obligations under any Swap Contract of any Credit Party to which a Lender or any Affiliate of a Lender is a party and (iii) all costs and expenses incurred in connection with enforcement and collection of the Secured Obligations, including Attorney Costs.

                  "UCC" means the Uniform Commercial Code of the State of New York or its equivalent in other applicable jurisdictions, as in effect from time to time (unless otherwise noted).

         2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, the Pledgor hereby grants, pledges and assigns to the Collateral Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in, and a right to set-off against, any and all right, title and interest of the Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Pledged Collateral"):

                  (a) Pledged Shares. (i) One hundred percent (100%) (or, if less, the full amount owned by the Pledgor) of the issued and outstanding Capital Stock owned by the Pledgor of the Domestic Subsidiary set forth on Schedule 2(a) attached hereto, together with the certificates (or other agreements or instruments), if any, representing such Capital Stock, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the Capital Stock described in Section 2(b) below, the "Pledged Shares"), including, but not limited to, the following:

                           (A) all shares, securities, membership interests or other equity interests representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Shares; and

                           (B) without affecting the obligations of the Pledgor under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger involving the issuer of any Pledged Shares and in which such issuer is not the surviving entity, all Capital Stock of the successor entity formed by or resulting from such consolidation or merger.

                  (b) Proceeds. All Proceeds of any and all of the foregoing.

         Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that the Pledgor may from time to time hereafter deliver additional Capital Stock to the Collateral Agent as collateral security for the Secured Obligations. Upon delivery to the Collateral Agent, such additional Capital Stock shall be deemed to be part of the Pledged Collateral of the Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional Capital Stock.

         3. Security for Secured Obligations. The security interest created hereby in the Pledged Collateral of the Pledgor constitutes continuing collateral security for all of the Secured Obligations.

         4. Delivery of the Pledged Collateral. The Pledgor hereby agrees that:

                  (a) The Pledgor shall deliver to the Collateral Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of the Pledgor and (ii) promptly upon the receipt thereof by or on behalf of the Pledgor, all other certificates and instruments constituting Pledged Collateral of the Pledgor. Prior to delivery to the Collateral Agent, all such certificates and instruments constituting Pledged Collateral of the Pledgor shall be held in trust by the Pledgor for the benefit of the Collateral Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Schedule 4(a) attached hereto.

                  (b) Additional Securities. If the Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) certificate, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares or other equity interests, stock splits, spin-off or split-off, promissory notes or other instruments; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then the Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of the Collateral Agent, shall segregate it from the Pledgor's other property and shall deliver it forthwith to the Collateral Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Schedule 4(a), to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

                  (c) Financing Statements. The Pledgor shall execute and deliver to the Collateral Agent such UCC or other applicable financing statements as may be reasonably requested by the Collateral Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of the Pledgor.

         5. Representations and Warranties. The Pledgor hereby represents and warrants to the Collateral Agent, for the benefit of the holders of the Secured Obligations, that so long as any of the Secured Obligations remains outstanding and until all of the commitments relating thereto have been terminated:

                  (a) Authorization of Pledged Shares. The Pledged Shares are duly authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive rights of any Person.

                  (b) Title. The Pledgor has good and indefeasible title to the Pledged Collateral of the Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. There exists no "adverse claim" within the meaning of Section 8-102 of the UCC with respect to the Pledged Shares of the Pledgor.

                  (c) Exercising of Rights. The exercise by the Collateral Agent of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting the Pledgor or any of its property.

                  (d) Pledgor's Authority. No authorization, approval or action by, and no notice or filing with any Governmental Authority or with the issuer of any Pledged Stock is required either (i) for the pledge made by the Pledgor or for the granting of the security interest by the Pledgor pursuant to this Pledge Agreement (except as have been already obtained) or (ii) for the exercise by the Collateral Agent or the holders of the Secured Obligations of their rights and remedies hereunder (except (A) applicable regulatory requirements and (B) as may be required by laws affecting the offering and sale of securities).

                  (e) Security Interest/Priority. This Pledge Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the holders of the Secured Obligations, a legal, valid and enforceable security interest in the Pledged Collateral, and the taking of possession by the Collateral Agent of the certificates representing the Pledged Shares and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Collateral Agent's security interest in the Pledged Shares and, when properly perfected by filing or registration, in all other Pledged Collateral represented by such Pledged Shares and instruments securing the Secured Obligations. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

                  (f) Partnership and Membership Interests. Except as previously disclosed to the Collateral Agent, none of the Pledged Shares consisting of partnership or limited liability company interests
         (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset.

         6. Covenants. The Pledgor hereby covenants, that so long as any of the Secured Obligations remains outstanding and until all of the commitments relating thereto have been terminated, the Pledgor shall:

                  (a) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of the Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of the Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Credit Documents.

                  (b) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Collateral Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of the Pledgor (including, without limitation, any and all action necessary to satisfy the Collateral Agent that the Collateral Agent has obtained a first priority perfected security interest in all Pledged Collateral); (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of the Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Collateral Agent, delivering to the Collateral Agent irrevocable proxies in respect of the Pledged Collateral of the Pledgor.

                  (c) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of the Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of the Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

                  (d) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by the Pledgor with the United States Securities and Exchange

         Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of the Pledgor.

                  (e) Issuance or Acquisition of Capital Stock. Not, without executing and delivering, or causing to be executed and delivered, to the Collateral Agent such agreements, documents and instruments as the Collateral Agent may reasonably require, issue or acquire any Capital Stock consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset.

         7. Advances by Holders of the Secured Obligations. On failure of the Pledgor to perform any of the covenants and agreements contained herein, the Collateral Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent or the holders of the Secured Obligations may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgor promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Collateral Agent or the holders of the Secured Obligations on behalf of the Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgor of any default under the terms of this Pledge Agreement, the other Credit Documents or any other documents relating to the Secured Obligations. The holders of the Secured Obligations may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by the Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         8.       Remedies.

                  (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent and the holders of the Secured Obligations shall have, in addition to the rights and remedies provided herein, in the Credit Documents, in any other documents relating to the Secured Obligations, or by law (including, without limitation, levy of attachment and garnishment), the rights and remedies of a secured party under the UCC of the jurisdiction applicable to the affected Pledged Collateral.

                  (b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section 8 and without notice, the Collateral Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any holder of the Secured Obligations may in such event, bid for the purchase of such securities. The Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by the Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Pledgor, in accordance with the notice provisions of Section 11.02 of the Credit Agreement at least ten days before the time of such sale. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral of the Pledgor regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgor recognizes that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Collateral Agent may, therefore, to the extent permitted by applicable law, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act. The Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act), or
         (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and the Collateral Agent may, in such event, bid for the purchase of such Pledged Collateral.

                  (d) Retention of Pledged Collateral. To the extent permitted under applicable law, in addition to the rights and remedies hereunder, upon the occurrence of an Event of Default, the Collateral Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Pledged Collateral in satisfaction of the Secured Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have accepted or retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason.

                  (e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the holders of the Secured Obligations are legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the Default Rate for Revolving Loans that are Base Rate Loans, together with the costs of collection and Attorney Costs. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

                  (f) Acknowledgement. Notwithstanding the foregoing, the Collateral Agent and the Lenders expressly acknowledge and agree that any transfer of the Pledged Shares, or any exercise of control with respect thereto, is subject to, and shall be effected solely in compliance with, applicable regulatory requirements.

         9.       Rights of the Collateral Agent.

                  (a) Power of Attorney. In addition to other powers of attorney contained herein, the Pledgor hereby designates and appoints the Collateral Agent, on behalf of the holders of the Secured Obligations, and each of its designees or agents, as attorney-in-fact with power of substitution of the Pledgor for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument deemed necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

                           (i) to demand, collect, settle, compromise and adjust, and give discharges and releases concerning the Pledged Collateral, all as the Collateral Agent may reasonably deem appropriate;

                           (ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral and enforcing any other right in respect thereof;

                           (iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Collateral Agent may reasonably deem appropriate;

                           (iv) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Pledged Collateral;

                           (v) to direct any parties liable for any payment in connection with any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;

                           (vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral;

                           (vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral;

                           (viii) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may reasonably deem appropriate in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated therein;

                           (ix) to exchange any of the Pledged Collateral or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Collateral Agent may reasonably deem appropriate;

                           (x) to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Collateral into the name of the Collateral Agent or one or more of the holders of the Secured Obligations or into the name of any transferee to whom the Pledged Collateral or any part thereof may be sold pursuant to
                  Section 8 hereof; and

                           (xi) to do and perform all such other acts and things as the Collateral Agent may reasonably deem appropriate or convenient in connection with the Pledged Collateral.

                  The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Pledged Collateral.

                  (b) Performance by the Collateral Agent of Obligations. If the Pledgor fails to perform any agreement or obligation contained herein, the Collateral Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor.

                  (c) The Collateral Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Pledgor shall be responsible for preservation of all rights in the Pledged Collateral, and the Collateral Agent shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgor. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any of the Pledged Collateral.

                  (d)      Voting Rights in Respect of the Pledged Collateral.

                           (i) So long as no Event of Default shall have occurred and be continuing, to the extent permitted by law,
                  (x) the Pledgor may exercise any and all voting and other consensual rights and powers pertaining to the Pledged Collateral of the Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement and (y) the Collateral Agent shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, all proxies, powers of attorney and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subclause (x) above; and

                           (ii)     Upon the occurrence and during the
                  continuance of an Event of Default, following notice to the Pledgor from the Collateral Agent, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph
                  (i) of this subsection shall cease and all such rights shall thereupon become vested in the Collateral Agent which shall then have the sole right to exercise such voting and other consensual rights. After all Events of Default have been cured or waived, the Pledgor shall have the right to exercise the voting and/or consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of clause (i) of this subsection (d).

                  (e)      Dividend Rights in Respect of the Pledged Collateral.

                           (i) So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof,
                  (x) the Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral addressed hereinabove), interest or principal paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement and (y) the Collateral Agent shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, all proxies, powers of attorney and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to receive the dividends it is entitled to receive pursuant to subclause (x) above.

                           (ii)     Upon the occurrence and during the
                  continuance of an Event of Default:

                                    (A)     all rights of the Pledgor to receive
                           the dividends, interest or principal payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this subsection shall cease and all such rights shall thereupon be vested in the Collateral Agent, which shall then have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

                                    (B)     all dividends and interest payments
                           which are received by the Pledgor contrary to the provisions of paragraph (A) of this subsection shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of the Pledgor, and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the exact form received, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

                  (f) Release of Pledged Collateral. The Collateral Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral to the extent permitted under, and on the terms and conditions set forth in, the Credit Agreement, and such release or substitution shall not alter, vary or diminish in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien (subject to Permitted Liens) on all Pledged Collateral not expressly released or substituted.

         10. Rights of Required Lenders. All rights of the Collateral Agent hereunder, if not exercised by the Collateral Agent, may be exercised by the Required Lenders.

         11. Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Pledged Collateral, when received by the Collateral Agent or any of the holders of the Secured Obligations in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in the Credit Agreement or other document relating to the Secured Obligations, and the Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

         12. Costs of Counsel. At all times hereafter, whether or not upon the occurrence of an Event of Default, the Pledgor agree to promptly pay upon demand any and all reasonable costs and expenses (including, without limitation, Attorney Costs) of the Collateral Agent and the holders of the Secured Obligations (a) as required under Section 11.04 of the Credit Agreement and (b) as necessary to protect the Pledged Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any of the Pledged Collateral. All of the foregoing costs and expenses shall constitute Secured Obligations hereunder.

         13.      Continuing Agreement.

                  (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remains outstanding and until all of the commitments relating thereto have been terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Credit Documents). Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Collateral Agent and the holders of the Secured Obligations shall, upon the request and at the expense of the Pledgor, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgor evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

                  (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured

         Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any holder of the Secured Obligations as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including, without limitation, Attorney Costs) incurred by the Collateral Agent or any holder of the Secured Obligations in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

         14. Amendments and Waivers. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement.

         15. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Pledgor, its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent and the holders of the Secured Obligations hereunder, to the benefit of the Collateral Agent and the holders of the Secured Obligations and their successors and permitted assigns; provided, however, that the Pledgor may assign its rights or delegate its duties hereunder without the prior written consent of the requisite Lenders under the Credit Agreement. To the fullest extent permitted by law, the Pledgor hereby releases the Collateral Agent and each holder of the Secured Obligations, and their respective successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Collateral Agent or such holder, or their respective officers, employees or agents.

         16. Notices. All notices required or permitted to be given under this Pledge Agreement shall be given as provided in Section 11.02 of the Credit Agreement.

         17. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

         18. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

         19.      Governing Law; Submission to Jurisdiction; Venue.

                  (a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Pledge Agreement may be brought in the state or federal courts located in Charlotte, North Carolina, and, by execution and delivery of this Pledge Agreement, the Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. The Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to
         Section 11.02 of the Credit Agreement, such service to become effective three days after such mailing. Nothing herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Pledgor in any other jurisdiction.

                  (b) The Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Pledge Agreement brought in the courts referred to in subsection
         (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         20. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS PLEDGE AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         21. Severability. If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         22. Entirety. This Pledge Agreement, the other Credit Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

         23. Survival. All representations and warranties of the Pledgor hereunder shall survive the execution and delivery of this Pledge Agreement, the other Credit Documents and the other documents relating to the Secured Obligations, the delivery of the Notes and the extension of credit thereunder or in connection therewith.

         24. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by the Pledgor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Collateral Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Collateral Agent or the holders of the Secured Obligations under this Pledge Agreement, under any of the other Credit Documents or under any other document relating to the Secured Obligations.

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         Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGOR:                   AMERIGROUP CORPORATION,
                           a Delaware corporation

                           By: /s/ Sherri E. Lee
                               -------------------------------------
                           Name: Sherri E. Lee
                           Title: SVP, Treasurer and Asst. Secretary

                                                          AMERIGROUP CORPORATION
                                                   PLEDGE AGREEMENT (NEW JERSEY)

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A.,
as Collateral Agent

By: /s/ Annie Cuenco
    --------------------------
Name: Annie Cuenco
Title: Assistant Vice President

                                                          AMERIGROUP CORPORATION
                                                   PLEDGE AGREEMENT (NEW JERSEY)